Exhibit 99.1

Investor Presentation 4Q13 (February 26-27, 2014)

IRC SNAPSHOT Inception 1994 Self advised/managed as of 2000 Listed on NYSE June 2004 Properties in which IRC has ownership interest: 1571 SF of assets in which IRC has ownership interest: 15 million1 Total assets under management2: $2.9 billion $2.2 billion total market capitalization3 Monthly dividend/common share $0.0475 ($0.57 annual)4 Dividend yield 5.4%4 Total Return 2013: 32.7%; outperformed MSCI US REIT (2.5%) & SNL US REIT Shopping Centers (6.8%) Central United States Dominant retail REIT owner in 2 top U.S. markets: Chicago & Minneapolis-St. Paul Expanding in other Midwest markets and into the Southeastern U.S. History: Geographic Footprint: Portfolio: Market/Stock Information: As of 12/31/13; includes consolidated assets & unconsolidated assets at 100%; excludes development JVs & non-owned IPCC JV properties. As of 12/31/13; includes consolidated assets , unconsolidated assets at 100% & assets IRC does not have an ownership interest in, but that we manage on behalf of a third party. Includes pro rata share of debt related to unconsolidated joint ventures as of 12/31/13; (4) Dividend rate & yield as of 12/31/13. 2

INVESTMENT HIGHLIGHTS High-Quality, Diversified Portfolio Strong asset quality driven by high occupancy (95.2% leased)1 and consistent cash flows Diverse tenant base includes a mix of national retailers across a variety of categories Compelling portfolio demographics: dense populations, high incomes, diverse economies Exposure to resilient markets with high barriers to entry and attractive growth prospects; dominant position in primary markets Compelling Internal & External Growth Opportunities Impressive recent same-store net operating income (NOI) growth Continued positive leasing spreads on new leases and renewals Successful redevelopment track record with a robust pipeline in process Strong Liquidity / Debt Maturity Profile Multiple sources of capital to support business plan / strategic growth initiatives Recent initiatives have improved credit metrics and enhanced balance sheet flexibility Well-laddered debt maturity schedule with minimal near-term refinancing risks Experienced Management Team Fully integrated team with deep experience and successful track record operating within the retail sector and public capital markets Note: (1) Total portfolio as of 12/31/13; includes 1 non-retail property & retail properties in unconsolidated joint ventures at 100%. 3

STRATEGIC OBJECTIVES Generate consolidated same store NOI annual growth of 2% to 4% for 20141; compares to consolidated same NOI growth of 2% excluding lease termination income for 2013 Achieve consolidated same store financial occupancy of 91% to 92% at YE 20141 Enhance portfolio growth and valuation metrics Reduce cost & extend term of debt; maintain well-balanced debt maturity schedule Lower overall leverage; target net debt-to-total EBITDA ratio below 7x Longer term goal: achieve investment grade status Improve liquidity, leverage and financial flexibility Redeploy capital from dispositions of ~$50-70M in noncore assets into higher growth opportunities2 Grow assets under management and income via on-balance sheet acquisitions and by leveraging lower cost of capital of institutional joint venture partners Strengthen portfolio’s long-term growth potential through selective sales & acquisitions Notes: Guidance information current as of 4Q13 earnings release dated 2/20/14. Reflects impact of 350,000 SF of GLA taken off-line during 2013 in conjunction with redevelopment/repositioning initiatives. Expect to see full year impact in 2015. Based on current pool of assets sold or targeted for sale in 2014. 4

HIGH QUALITY, STABLE PORTFOLIO Centers with grocer/drug/discount component comprise 76% of total retail GLA Solid tenant mix strengthened by national/regional exposure: 77% of total portfolio annual base rent Focus on necessity & value retail / high quality national & local tenants Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Notes: Data based on total portfolio as of 12/31/13. Excludes properties held in the joint venture with IPCC. 5 National Retailers 73% Regional Retailers 4% Local Retailers 24% Neighborhood 26% Community 26% Single User 6% Lifestyle 4% Power 38% Inland Real Estate Corporation

DIVERSIFIED TENANT BASE

In demand, diversified tenant base provides stability

- No single tenant more than 3.5% of total portfolio annual base rent

Total Portfolio Major Tenant Summary as of 12/31/13				
Tenant Name	# Stores	% of Annual Base Rent	Long-term S&P Rating	Long-term Moody's Rating
Roundy's [1]	8	3.5%	B-	B2
TJX Companies [2]	20	3.4%	A+	A3
Safeway (Dominick's Finer Foods)	7	3.2%	BBB	Baa3
AB Acquisitions (Jewel)	9	3.2%	N/A	N/A
Supervalu (Cub Foods)	8	3.1%	B+	B3
Best Buy	7	2.5%	BB	Baa2
Carmax	2	2.1%	N/A	N/A
Bed Bath & Beyond [3]	12	1.9%	BBB+	N/A
PetSmart	11	1.7%	BB+	N/A
Michael's	11	1.7%	B	B3
Ascena Retail Group [4]	30	1.6%	N/A	N/A
Office Depot	11	1.4%	B-	B2
Dick's Sporting Goods [5]	5	1.4%	N/A	N/A
Kroger (Food 4 Less)	4	1.4%	BBB	Baa2
The Gap [6]	12	1.3%	BBB-	Baa3
Retail Ventures (DSW)	5	1.2%	N/A	N/A
Ross Dress for Less	8	1.2%	A-	N/A
Petco	9	1.1%	B	B2
The Sports Authority	3	1.0%	B-	B3
Total	182	37.9%		

Notes: Based on total portfolio including JV partners' pro rata share, excluding assets held in IPCC JV; major tenants include tenants representing 1% or more of annual base rent. Ratings source: crmz.com as of 12/2013.

(1) Includes Rainbow-4, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1
(2) Includes TJ Maxx-7, Marshalls -12, Home Goods-1
(3) Includes Bed Bath & Beyond-8, BuyBuy Baby-3, World Market-1
(4) Includes Justice-5, Dress Barn-9, Maurice's-7, Lane Bryant-7, Catherine's-2
(5) Includes Dick's Sporting Goods-3, Golf Galaxy-1
(6) Includes Old Navy-9,The GAP-1, The Gap Factory-1

Inland Real Estate Corporation 6

STRONG MARKET DEMOGRAPHICS 7 IRC’s retail centers are supported by strong demographics / high barriers to entry 4th highest amongst peers for 3-mile median household income; rank in middle of peer group for 3-mile population Peer data source: Property information from SNL as of 12/2013, demographics from ESRI, weighted by SF. KRG does not reflect merger with Inland Diversified. IRC data source: Property information from 4Q13 Supplemental, demographics from ESRI, weighted by SF. Includes total portfolio retail properties excluding IPCC as of 12/31/13. Median Household Income 3-Mile Radius Population 3-Mile Radius 135,615 112,476 110,464 101,835 99,518 96,007 86,797 75,029 71,915 71,780 67,739 67,522 51,970 AKR FRT EQY KIM WRI REG IRC RPAI BRX CDR DDR RPT KRG $74,354 $71,507 $67,632 $66,496 $59,714 $59,301 $58,284 $57,657 $56,363 $54,041 $53,545 $53,378 $53,038 FRT REG AKR IRC KIM EQY RPAI RPT KRG CDR BRX WRI DDR

PRIMARY MARKETS Primary markets include Greater Chicago and Minneapolis-St. Paul Metro Areas Two of the top U.S. markets out of 381 MSAs Markets’ resiliency, diverse economies, dense populations & healthy incomes support stable cash flows Notes: (1) Based on total retail portfolio, excluding IPCC JV as of 12/31/13; Chicago MSA includes 3 assets located in Indiana. (2) Chicago MSA average occupancy from CBRE MarketView Fourth Quarter 2013. (3) Minneapolis MSA average occupancy is preliminary 4Q13 as of 2/21/14 per CBRE. (4) NOI based on total portfolio as of 12/31/13, excluding properties held through JV w/IPCC. IRC’s portfolio in Chicago MSA1: 79 assets, 8.7 million SF 59.6% of total retail portfolio SF 94.7% leased, 370 bps higher than MSA average2 61.8% of total portfolio NOI from IL4 IRC’s portfolio in Minneapolis-St. Paul MSA1: 24 assets, 2.6 million SF 17.6% of total retail portfolio SF 96.6% leased, 270 bps higher than MSA average3 19.2% of total portfolio NOI from MN4 Chicago MSA: 3RD largest U.S. metro area; pop. 9.5 million Twin Cities MSA: 16th largest U.S. metro area; pop. 3.1 million 8

DOMINANT REIT IN PRIMARY MARKETS IRC is the largest shopping center REIT operating in the Chicago & Minneapolis metro areas1 Substantial presence positions IRC as “the retail play” in these markets Minneapolis-St. Paul MSA Note: (1) Based on retail SF and number of assets. Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio excluding IPCC JV as of 12/31/13. Peer data sources: SNL & company websites as of 5-14-13, data includes owned retail GLA with JVs reflected at 100% regardless of REIT’s actual ownership percentage. 9 8,704 3,286 2,365 1,841 1,069 752 405 240 2,564 1,369 1,188 675 IRC 79 KIM 28 DDR 7 REG 14 RPAI 6 FRT 4 RPT 3 KRG 3 IRC 24 DDR 3 KIM 5 REG 5 Gross Leasable Area (SF in Thousands)

OPERATING STRATEGY IN PRIMARY MARKETS Schaumburg Promenade Woodfield Plaza Woodfield Commons Nantucket Square Example: IRC Assets in Schaumburg, IL (1 of 5 Top Submarkets In Chicago MSA) 10 Schaumburg Plaza

INTERNAL GROWTH Positive Rent Spreads Twelve consecutive quarters of positive spreads on new leases 1Q11 through 4Q13 & continued positive leasing spreads on renewals Reflects strength of locations & more level playing field with regard to lease negotiations + 8.2% + 4.2% + 5.2% + 25.8% + 21.0% + 7.0% + 11.0% + 2.7% Total Portfolio Rent Spreads On New And Renewal Leases (Average Base Rents) + 15.0% + 10.9% 11 $13.96 $11.57 $10.12 $8.76 $12.22 $10.74 $14.43 $15.63 $11.71 $13.17 $14.35 $12.84 $11.64 $9.72 $12.86 $13.52 $15.62 $16.29 $12.53 $15.93 4Q12 Renewals 4Q12 New 1Q13 Renewals 1Q13 New 2Q13 Renewals 2Q13 New 3Q13 Renewals 3Q13 New 4Q13 Renewals 4Q13 New Former Average Base Rent Per SF New Average Base Rent Per SF

VALUE CREATION

Repositioning/Redevelopment Track Record

Invested $48.9 M in GLA expansion projects completed 2005 through 2013

- Added ~320,000 SF of gross leasable area (GLA)
- Generated average annual net rental revenue of ~$8.1 M
- Annual return on cost (ROC) of completed projects: 16.6% [1]

Case Studies -- Asset Redevelopment Projects:		Cost	ROC [1]	Before	After
Rivertree Court Vernon Hills, IL	Theater converted to Gordmans (Phase 1); repositioned Office Depot with Ross, Old Country Buffet with Pier One, Ulta with Shoe Carnival (Phase 2) Completed 2011/2013	$11.0 M	15.4%		
Crystal Point Crystal Lake, IL	Replaced vacant restaurant with multi-tenant outlot building;100% leased to Five Guys, Pot Belly's & Starbucks Completed 2012	$ 1.6 M	12.2%		
Salem Square Countryside, IL	Repositioning & multi-tenant outlot addition Completed 2011	$ 2.9 M	25.5%		

Notes: (1) Return on cost (ROC) is based on new capital and related leasing

Inland Real Estate Corporation 12

VALUE CREATION

Market Demand Driving Increased Repositioning/Redevelopment Activity

~ 350,000 SF taken out of service in 2013 – all expected to come back on line by YE 2014

- Projects completed in 2013:
  - University Center, St. Paul, MN (repositioned former Bally's for two tenants: charter school and swim school) and Rivertree Court, Vernon Hills, IL
  - Two projects repositioned total of ~188,000 SF of GLA
  - Total cost for both projects: $12.4 M; combined average annual return on cost (ROC): 15.4% [1]
- In 2014 plan to invest ~$9.8 M in 5 projects for anticipated annual ROC of 14.2% [1]

Projects in Process	Value-Add Initiative	Cost	ROC [1]	Est. Completion
Diffley Marketplace, Eagan, MN	Add multi-tenant outlot and single-tenant outlot	$ 2.9 M	12.0%	2014
Dunkirk Square, Maple Grove, MN	Add multi-tenant outlot	$ 1.8 M	12.7%	2014
Lansing Square, Lansing, IL	Sold portion of property in December 2013 to Walmart for development of super store; plan to redevelop remainder of property to add 30K SF for junior anchor	$ 1.5 M	13.8%	2014
Aurora Commons, Aurora, IL	Reposition Jewel store for multi-tenant apparel/discount retailers	$ 2.6 M	19.0%	2014
Schaumburg Plaza, Schaumburg, IL	Demolish existing restaurant and develop new building for Starbucks	$1.0 M	11.7%	2014
TOTAL ASSET IMPROVEMENT PROJECTS IN PROCESS:		**$9.8 M**	**14.2%**	

Notes: (1) Return on cost (ROC) is based on projected new capital and related leasing

Inland Real Estate Corporation 13

DISCIPLINED INVESTMENT STRATEGY Pursue grocery, value & necessity-based multi-anchor retail centers in select U.S. markets Target Class A assets in trade areas with strong demographics & high barriers to entry Focus on market-leading grocers and in-demand national retailers Westgate (Fairview Park, OH) Stone Creek (Cincinnati, OH) 15 Silver Lake Village (St. Anthony, MN) Balance acquisitions in primary markets with purchase of market-dominant assets in strong secondary markets to achieve higher returns Established population bases; equally compelling demographics Same high-quality national retailer rent rolls Investment goals Improve diversification of portfolio by market, tenant concentration and type of centre to provide predictable, sustainable cash flows Achieve above market returns on investment to enhance net asset value

Inland Real Estate Corporation 15

ACQUISITION OF NYSTRS INTEREST IN JV


ROSS

Orland Park Place (Orland Park, IL)

NYSTRS JV

- Formed 2004
- Leveraged institutional capital to acquire high quality assets while enhancing yield on investment via fee income
- Added $312M[1] gross value with acquisitions completed 2005-2006
- Monetized equity value of contributed assets; reinvested gains on sales into new acquisitions

Acquisition Overview / Highlights

- June 2013: Acquired New York State Teachers' Retirement System's (NYSTRS) 50% ownership interest in the IN Retail Fund for purchase price of $121.1M in cash
- IRC now owns 100% of IN Retail Fund
- IN Retail: 13 shopping centers, 2.3 million SF of GLA, 97.5% leased at 3/31/13
- Gross value of ~$395.6M (agreed upon by NYSTRS and IRC for purposes of the transaction)
  - Total outstanding mortgage debt of ~$152.2M at closing, plus other related assets/liabilities
- Acquisition advanced IRC's strategic goals:
  - Simplified our ownership structure
  - Increased scale: grew consolidated portfolio to $1.6B from $1.2B
  - Balance sheet metrics improved post acquisition:
    - Debt to total gross assets (pro-rata consolidation): 48.1% at 6/30/13, improved 290 bps over 3/31/13 & 50 bps over 6/30/12
    - Net debt/EBITDA (pro-rata consolidation): 6.6x for 2Q13, vs 7.3x for 1Q13 and 7.2x for 2Q12

Note: (1) Includes Algonquin Commons which was consolidated in 2010.

Inland Real Estate Corporation

15

JOINT VENTURE GROWTH STRATEGIES Diversify Capital Resources + Expand Platform + Drive Growth Point at Clark (Chicago, IL) Walgreens (Somerset, MA) 17 Note: (1) Stabilized properties only; does not include assets contributed to the JV by IRC, developments in process or land purchases. Grocery- Anchored Ctrs (Southeastern U.S.)

JOINT VENTURE FEE INCOME Total joint venture fee income compound annual growth rate 23% (2006-2013) IPCC venture: generated ~$20.9M of acquisition & property management fee income 2006-20131 NYSTRS JV: provided ~$8.7M of fee income 2006-20131 ; JV concluded June 2013 PGGM JV: provided ~$5.4 M of fee income 2010-20131 $3.5 M $3.3 M $1.5 M $4.5 M $3.5 M $6.0 M $1.0 M $1.2 M $1.7 M $1.9 M $2.8 M $2.0 M Total JV Fee Income Property Management JV Fee Income Only $35.0 M $ 19.2 M $5.7 M $4.2 M $6.9 M $4.4 M Notes: Amounts may not foot due to rounding issues (1) Property management JV fee income includes asset management and leasing commissions. (2) Not included in this analysis are immaterial fees earned from managing development joint ventures. 18 PGGM IPCC NYSTRS $1.3 $1.0 $1.4 $1.2 $1.2 $1.1 $1.1 $0.4 $1.0 $1.0 $1.4 $1.2 $1.2 $1.1 $1.1 $0.4 $0.2 $2.4 $3.2 $2.1 $2.1 $4.0 $2.6 $4.1 $0.2 $0.3 $0.7 $0.6 $0.9 $1.1 $1.8 $0.2 $0.8 $2.0 $2.3 $0.2 $0.7 $1.9 $2.3 2006 2007 2008 2009 2010 2011 2012 2013 2006 2007 2008 2009 2010 2011 2012 2013

TRANSACTION HISTORY Consolidated and Joint Ventures Over 1/2 of core asset acquisitions have been principal to principal; typically get best pricing in private deals Increased capital recycling activity in 2013; proceeds from dispositions of non-core assets reinvested in properties with greater growth potential IRC/NYSTRS/PGGM Acquisitions IPCC Acquisitions Dispositions As of 12/31/2013; acquisitions are shown on positive axis & include sold core properties and properties acquired through unconsolidated joint ventures at 100 percent; acquisitions exclude land purchases; dispositions are shown on negative axis & exclude sold IPCC JV assets. 2013 does not include assets acquired as result of consolidation of NYSTRS’ JV properties, as acquisitions are included in prior year totals. Acquisition value represents full purchase price, including potential earn-outs. 19 $278.1 $111.2 $238.3 $314.8 $260.5 $17.8 $77.4 $181.8 $365.8 $298.3 $43.3 $3.3 $207.2 $78.0 $75.3 $143.8 $150.1 $181.4 $2.4 $8.4 $12.0 $24.6 $6.2 $15.7 $29.6 $14.8 $6.6 $17.7 $8.2 $19.7 $72.7 ($80) ($55) ($30) ($5) $20 $45 $70 $95 $120 $145 $170 $195 $220 $245 $270 $295 $320 $345 $370 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Dispositions / Acquisitions ($MM)

BALANCE SHEET INITIATIVES Substantial Progress in 2013 Simplified Structure & Increased Market Capitalization Acquired and consolidated NYSTRS’ 50% interest in the IN Retail entity In 2013 sold nearly 10 million shares for net proceeds of $101.5 million used for accretive acquisitions, including purchase of NYSTRS JV portfolio Market capitalization increased to $2.2 billion @ YE 2013 from $1.8 billion @ YE 2012, due to equity issuances and stock price appreciation in 2013 Decreased Cost of Debt & Extended Debt Maturity Profile Amended unsecured credit facilities: Added separate lower pricing grid for term loan Lowered rates on leverage-based pricing grids by 5 to 20 bps for line of credit (LOC) and by 10 to 25 bps for term loan Extended terms by one year: LOC to August 2017, term loan to August 2018 Expanded capacity by $10M to $360M Reduced Leverage & Enhanced Financial Flexibility Debt / Total Market Cap: 46.8% @ YE 2013, improvement of 660 bps over YE 2012 Debt / Total Gross Assets1: 49.2% for 4Q13; improvement of 160 bps over 4Q12 Net Debt / EBITDA1: 6.5x for 4Q13 vs 6.7x for 4Q12 Unsecured Debt to Total Debt1: 34.8% for 4Q13; improvement of 80 bps over 4Q12 Fixed Rate Debt / Total Debt1: 64.1% for 4Q13, improve of 160 bps from 4Q12 Fixed Charge Coverage Ratio1: 2.7x for 4Q13 vs 2.4x for 4Q12 20 Notes: (1) Improvement calculated based on IRC leverage levels at 12/31/13; includes IRC’s pro rata share of unconsolidated joint ventures.

CONSOLIDATED DEBT MATURITIES Well-Balanced Debt Maturity Profile Consolidated Debt as of 12/31/12 Notes: Secured debt includes principal amortization through maturity. Consolidated debt as of 12/31/12 includes $90.2M of secured debt for Algonquin Commons in 2013 and consolidated debt as of 12/31/13 includes $90.2M of secured debt for Algonquin Commons in 2014. $224.4 $115.0 $82.0 21 Secured Debt Term Loan – Wells Fargo Term Loan – Bank Group Consolidated Debt as of 12/31/13 $166.8 $143.6 $230.0 $36.7 $42.9 $40.4 $70.3 $42.1 $64.4 $11.9 Inland Real Estate Corporation 21

INVESTMENT SUMMARY Assets repositioned with best-in-class retailers Portfolio positioned to provide consistent & dependable income growth Redeveloping assets to meet retailer appetite for new stores Reinvigorated portfolio primed for growth Provides enhanced liquidity & flexibility Progress on reducing cost of debt & extending maturity profile Long term goals: lower overall leverage & secure investment grade status Executing long term capital plan Selling noncore assets & investing proceeds in acquisitions with greater growth potential Leveraging capital-efficient joint ventures to grow portfolio & income Implementing effective growth strategy 22

TOTAL RETURN PERFORMANCE 23 IRC outperformed the peer group and the SNL US REIT Shopping Centers, MSCI US REIT (RMS), and S&P 500 indices on a total return basis for 2013 Indices Key: SNL US REIT Shopping Centers +6.8% MSCI US REIT (RMS) +2.5% Russell 2000 +38.8% S&P500 +32.4% Total Return One Year: 12/31/12 – 12/31/13 (% Change) Data Source: SNL 32.7% 23.7% 22.8% 22.3% 11.4% 11.1% 6.7% 6.5% 2.4% 1.8% 1.4% 0.4% NA 0% 5% 10% 15% 20% 25% 30% 35% 40% IRC RPT CDR KRG RPAI EQY WRI KIM AKR REG DDR FRT BRX Total Return One Year (%)

TOTAL RETURN PERFORMANCE 24 Data Source: SNL IRC NYSE listing on 6/9/04 through 12/31/13 Indices Key: SNL US REIT Shopping Centers +60.0% MSCI US REIT (RMS) +119.2% Russell 2000 +132.4% S&P500 +99.3% Total Return: 6/9/04 – 12/31/13 (% Change) On a total return basis, for the trailing 9.5-year period IRC outperformed six of ten peers 253.6% 198.3% 117.9% 75.1% 65.3% 48.9% 34.1% 21.7% - 7.5% - 13.7% - 31.6% -50% 0% 50% 100% 150% 200% 250% 300% FRT AKR EQY REG IRC WRI KIM RPT CDR KRG DDR Total Return 9.5 Years (%)

EXPERIENCED LEADERSHIP TEAM Management Inland Tenure Background / Experience Mark Zalatoris President & CEO 28 yrs. Appointed president & CEO April 2008; EVP & COO 2004-2008; SVP & CFO 1994-2004; extensive knowledge of portfolio Brett Brown Executive Vice President & Chief Financial Officer 10 yrs. (15 yrs. at Great Lakes REIT) Extensive capital markets & public company reporting experience; former Great Lakes REIT SVP, Financial Reporting Scott Carr EVP & Chief Investment Officer, IRC; President, Inland Commercial Property Management Inc. (IRC subsidiary) 26 yrs. Has overseen property management operations since 1994; strong retailer relationships William Anderson Senior Vice President, Transactions 26 yrs. Skilled at analyzing, negotiating retail center acquisitions & dispositions Senior Management Team Averages 25+ Years Real Estate Experience 25

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. 26